UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C. 20549

                                FORM 8-K

                             CURRENT REPORT

                    Pursuant to Section 13 OR 15(d) of
                    The Securities Exchange Act of 1934

   Date of Report (Date of earliest event reported) June 9, 2005

                           MOVIE GALLERY, INC.
         (Exact name of registrant as specified in its charter)

         Delaware                  0-24548            63-1120122
(State or Other Jurisdiction     (Commission         (IRS Employer
     of Incorporation)           File Number)       Identification No.)

             900 West Main Street
               Dothan, Alabama                            36301
   (Address of principal executive offices)             (Zip Code)

           Registrant's telephone number, including area code
                           (334) 677-2108
      -------------------------------------------------------------
      (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))









ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On March 25, June 9 and June 22, 2005, the Compensation Committee of the Board of Directors of Movie Gallery, Inc. (the "Company") awarded shares of restricted stock to certain of the Company's executive officers and directors. These awards, which were previously reported on Form 4s, were made pursuant to and subject to the provisions of the Movie Gallery, Inc. 2003 Stock Plan, as amended. The purpose of this 8-K Report is to file the forms of Restricted Stock Purchase Agreement evidencing such awards.

On March 25, 2005, the following executive officers each received a grant of restricted stock:

                                                              Number
Name                   Title                                 of Shares
-------------------    ----------------------------------   -----------
Joe T. Malugen        Chairman of the Board, President         25,000
                       and Chief Executive Officer

Harrison H. Parrish    Vice Chairman of the Board and          11,668
                       Senior Vice President

S. Page Todd           Executive Vice President,               10,000
                       Secretary, General Counsel, and
                       Chief Compliance Officer

Jeffrey S. Stubbs      Executive Vice President and Chief      10,000
                       Operating Officer - Movie Gallery
                       US, Inc.

Mark S. Loyd           Executive Vice President, Product       10,000
                       and Distribution and Chief
                       Administrative Officer - Movie
                       Gallery US, Inc.

Keith A. Cousins       Executive Vice President -              10,000
                       Development

Thomas D. Johnson      Senior Vice President - Corporate        5,000
                       Finance and Business Development

Ivy M. Jernigan        Senior Vice President and Chief          6,668
                       Financial Officer - Movie Gallery
                       US, Inc.(1)

Michelle Lewis         Senior Vice President and                5,000
                       Treasurer - Movie Gallery US,
                       Inc.(2)

(1) At the time of grant, Ms. Jernigan was Senior Vice President and Chief Financial Officer of the Company.
(2) At the time of grant, Ms. Lewis was Senior Vice President and
Treasurer of the Company.

These restricted shares will vest as to 25% of the shares on each of the first four anniversaries of the grant date, or earlier upon termination of the executive's employment due to death. The form of Restricted Stock Purchase Agreement used for these service-based vesting awards is filed as Exhibit 10.1 to this Form 8-K and incorporated by reference herein.

Also on March 25, 2005, the Company's non-employee directors, John J. Jump, James C. Lockwood and William B. Snow, each received a grant of 3,333 shares of restricted stock, 100% of which will vest one year from the date of grant. On June 9, 2005, Messrs. Jump, Lockwood and Snow also each received an additional grant of 3,000 shares of restricted stock, 100% of which will vest one year from the date of grant. The form of Restricted Stock Purchase Agreement for these non-employee director awards is filed as Exhibit 10.2 to this Form 8-K and incorporated by reference herein.

On June 9, 2005, the following executive officers, each of whom joined the Company as a result of its acquisition of Hollywood Entertainment Corporation ("Hollywood") and became executive officers of the Company on June 22, 2005, received a grant of restricted stock:

                                                              Number
Name                   Title                                 of Shares
--------------------   ----------------------------------   -----------
Timothy R. Price       Executive Vice President and Chief      10,000
                       Financial Officer

Silvio D. Piccini      Executive Vice President and Chief      10,000
                       Marketing Officer - Hollywood

Lawrence E. Plotnick   Executive Vice President and Chief      10,000
                       Operating Officer - Hollywood

These restricted shares will vest as to 25% of the shares on each of the first four anniversaries of the grant date, or earlier upon termination of the executive's employment due to death. The form of Restricted Stock Purchase Agreement used for these service-based vesting awards is filed as Exhibit 10.1 to this Form 8-K and incorporated by reference herein.

Also on June 9, 2005, Mr. Malugen received a grant of 10,000 shares of restricted stock and Mr. Parrish received a grant of 3,000 shares of restricted stock. These restricted shares will vest upon the attainment of specific Company performance objectives relating to the integration of Hollywood by the end of the Company's 2005 fiscal year. The shares of restricted stock will vest in full upon the executive officer's death. The form of Restricted Stock Purchase Agreement for these one-year performance-based vesting awards is filed as Exhibit
10.3 to this Form 8-K and incorporated by reference herein.

Also on this date, Messrs. Todd, Stubbs, Loyd, Cousins, and Johnson and Ms. Jernigan and Ms. Lewis each received a grant of 6,250 shares of restricted stock, and on September 22, 2005, Messrs. Price, Piccini and Plotnick each received a grant of 6,250 shares of restricted stock. With respect to these awards, 50% of the shares will vest upon the attainment of specific Company performance objectives relating to the integration of Hollywood by the end of the Company's 2005 fiscal year and 50% of the shares will vest upon the attainment of specific Company performance objectives relating to the integration of Hollywood by the end of the Company's 2006 fiscal year. The shares of restricted stock will vest in full upon the executive officer's death. The form of Restricted Stock Purchase Agreement used for these two-year performance-based vesting awards is filed as Exhibit 10.4 to this Form 8-K and incorporated by reference herein.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

10.1 Form of Employee Restricted Stock Purchase Agreement (service-based vesting for employees)

10.2   Form of Non-Employee Director Restricted Stock Purchase
Agreement (for non-employee directors)

10.3 Form of Employee Restricted Stock Purchase Agreement (one-year performance based vesting for employees)

10.4 Form of Employee Restricted Stock Purchase Agreement (two-year performance based vesting for employees)


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOVIE GALLERY, INC.
Date: October 20, 2005

/S/ S. Page Todd
----------------------------
S. Page Todd
Executive Vice President,
Secretary, General Counsel
and Chief Compliance Officer

INDEX TO EXHIBITS

10.1 Form of Employee Restricted Stock Purchase Agreement (service-based vesting for employees)

10.2   Form of Non-Employee Director Restricted Stock Purchase
Agreement (for non-employee directors)

10.3 Form of Employee Restricted Stock Purchase Agreement (one-year performance based vesting for employees)

10.4 Form of Employee Restricted Stock Purchase Agreement (two-year performance based vesting for employees)